UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2014

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)          Amendment and Restatement of Amended and Restated 2007 Equity Incentive Plan

On May 23, 2014, at the 2014 Annual Meeting of Stockholders, or the 2014 Annual Meeting, of NVIDIA Corporation, our stockholders approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2007 Equity Incentive Plan, or the 2007 Plan, to increase the available share reserve by ten million (10,000,000) shares as described in our definitive proxy statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on April 10, 2014, or the Proxy Statement. The 2007 Plan previously had been approved, subject to stockholder approval, by the Compensation Committee of the Board of Directors of NVIDIA, or the Committee. A summary of the 2007 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2007 Plan are qualified in their entirety by reference to the text of the 2007 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment and Restatement of 2012 Employee Stock Purchase Plan

At the 2014 Annual Meeting, our stockholders also approved an amendment and restatement of the NVIDIA Corporation 2012 Employee Stock Purchase Plan, or the 2012 Plan, to increase the available share reserve by twelve million five hundred thousand shares (12,500,000) as described in the Proxy Statement. The 2012 Plan previously had been approved, subject to stockholder approval, by the Committee. A summary of the 2012 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2012 Plan are qualified in their entirety by reference to the text of the 2012 Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2014 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2014 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of ten (10) directors to serve for a one-year term until the 2015 Annual Meeting of Stockholders of NVIDIA Corporation. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	382,157,879
Number of shares Withheld	2,949,266
Number of shares Abstaining	443,596
Number of Broker Non-Votes	67,829,011

b. Tench Coxe
Number of shares For	366,436,210
Number of shares Withheld	18,530,072
Number of shares Abstaining	584,459
Number of Broker Non-Votes	67,829,011

c. James C. Gaither
Number of shares For	362,764,968
Number of shares Withheld	22,197,729
Number of shares Abstaining	588,044
Number of Broker Non-Votes	67,829,011

d. Jen-Hsun Huang
Number of shares For	381,738,305
Number of shares Withheld	3,385,064
Number of shares Abstaining	427,372
Number of Broker Non-Votes	67,829,011

e. Dawn Hudson
Number of shares For	382,099,474
Number of shares Withheld	3,022,721
Number of shares Abstaining	428,546
Number of Broker Non-Votes	67,829,011

f. Harvey C. Jones
Number of shares For	372,049,298
Number of shares Withheld	12,924,284
Number of shares Abstaining	577,159
Number of Broker Non-Votes	67,829,011

g. William J. Miller
Number of shares For	355,919,869
Number of shares Withheld	28,997,002
Number of shares Abstaining	633,870
Number of Broker Non-Votes	67,829,011

h. Mark L. Perry
Number of shares For	384,569,882
Number of shares Withheld	538,597
Number of shares Abstaining	442,262
Number of Broker Non-Votes	67,829,011

i. A. Brooke Seawell
Number of shares For	368,237,752
Number of shares Withheld	16,725,278
Number of shares Abstaining	587,711
Number of Broker Non-Votes	67,829,011

j. Mark A. Stevens
Number of shares For	376,663,860
Number of shares Withheld	8,445,490
Number of shares Abstaining	441,391
Number of Broker Non-Votes	67,829,011

2.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our Proxy Statement. The results of the voting were as follows:

Number of shares For	377,792,413
Number of shares Against	7,170,689
Number of shares Abstaining	587,639
Number of Broker Non-Votes	67,829,011

3.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 25, 2015. The results of the voting were as follows:

Number of shares For	450,846,754
Number of shares Against	1,968,575
Number of shares Abstaining	564,423
Number of Broker Non-Votes	—

4.    The approval of the amendment and restatement of the 2007 Plan. The results of the voting were as follows:

Number of shares For	285,091,747
Number of shares Against	99,912,840
Number of shares Abstaining	546,154
Number of Broker Non-Votes	67,829,011

5.    The approval of the amendment and restatement of the 2012 Plan. The results of the voting were as follows:

Number of shares For	381,481,675
Number of shares Against	3,541,580
Number of shares Abstaining	527,486
Number of Broker Non-Votes	67,829,011

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description .
10.1(1)	Amended and Restated 2007 Equity Incentive Plan
10.2(2)	Amended and Restated 2012 Employee Stock Purchase Plan

(1) Filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, File No. 000-23985, filed with the Securities and Exchange Commission on April 10, 2014, and incorporated herein by reference.

(2) Filed as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, File No. 000-23985, filed with the Securities and Exchange Commission on April 10, 2014, and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 28, 2014	By: /s/ David M. Shannon
David M. Shannon
Executive Vice President, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description .
10.1(1)	Amended and Restated 2007 Equity Incentive Plan
10.2(2)	Amended and Restated 2012 Employee Stock Purchase Plan

(1) Filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, File No. 000-23985, filed with the Securities and Exchange Commission on April 10, 2014, and incorporated herein by reference.

(2) Filed as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, File No. 000-23985, filed with the Securities and Exchange Commission on April 10, 2014, and incorporated herein by reference.